As filed with the Securities and Exchange Commission on February 13, 2002

Registration No. 333-36342

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Tripos, Inc.

(Exact name of registrant as specified in its charter)

Utah

(State or other jurisdiction of incorporation or organization)

43-1454986

(I.R.S. Employer Identification No.)

1699 S. Hanley Road

St. Louis, Misouri 63144

(314) 647-1099

(Address, including zip code, and telephone number,

including area code, of registrant's principal executive offices)

John P. McAlister, III

President and Chief Executive Officer

Tripos, Inc.

1699 S. Hanley Road

St. Louis, Misouri 63144

(314) 647-1099

(name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Henry D. Kahn

Hogan & Hartson L.L.P.

111 S. Calvert Street, Suite 1600

Baltimore, Maryland 21202

(410) 659-2780

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DEREGISTRATION OF SECURITIES

Tripos, Inc. (the "Registrant") previously filed Registration Statement No. 333-36342 on Form S-3 on May 5, 2000 (the "Registration Statement") relating to 409,091 shares of common stock, to be offered from time to time by a selling stockholder pursuant to Rule 415 under the Securities Act of 1933. As of the date of this Post-Effective Agreement, all of the securities have been sold pursuant to the Registration Statement.

___________

SIGNATURES

Pursuant to the requirements of Rule 478(a) of the Securities Act of 1933, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri on February 13, 2002.

By: /s/ John P. McAlister, III

John P. McAlister, III

President and Chief Executive Officer

Agent for Service of Process